Prospectus and Statement of Additional Information (SAI) Supplement*

November 12, 1997

IDS New Dimensions Fund, Inc. (Sept. 29, 1997)
S-6440 L (9/97) & S-6440-20 M (9/97)

The  "Investment   manager"  section  of  the  prospectus  and  the  "Investment
Management Services Agreement" section of the SAI are revised as follows:

The Investment Management Services Agreement fee schedule for Growth Trends Portfolio is:

Assets            Annual rate at
(billions)        each asset level

First   $ 1.0         0.600%
Next      1.0         0.575
Next      1.0         0.550
Next      3.0         0.525
Next      6.0         0.500
Over     12.0         0.490

The "Administrator and transfer agent" section of the prospectus and the "Administrative Services Agreement" section of the SAI are revised as follows:

The Administrative Services Agreement fee schedule is:

Assets            Annual rate at
(billions)        each asset level

First  $ 1.0          0.050%
Next     1.0          0.045
Next     1.0          0.040
Next     3.0          0.035
Next     6.0          0.030
Over    12.0          0.025





S-6440-1 (11/97) *Valid until next update.
Destroy Sept. 29, 1998                                  (recycle bug)